Commitments and contingencies	6 Months Ended
Jun. 30, 2023
Notes and other explanatory information [abstract]
Commitments and contingencies

16.   Commitments and contingencies

As previously disclosed, the costs paid by the Group on behalf of Fusion Fuel Spain have been treated as an advancement of a €2 million loan facility for accounting purposes. A further commitment of €0.51 million remains at June 30, 2023.

The Group has provided a payment guarantee of €0.1 million to Corum as part of the sale-and-leaseback transaction entered in December 2022. This guarantee is in place for the full lease term.

The Group has provided a payment guarantee of €0.1 million to CSIC as part of the commercial agreement entered during the period relating to the manufacture and supply of a hydrogen production system.

The Group issued a bank warranty to a supplier during the period amounting to €2 million. Subsequent to the period end, this bank warranty was executed, and no such commitment is in place.